EV Energy Partners, L.P.

Investor Presentation

February 2007

Risks and Forward-Looking Statements

This presentation includes "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release presentation that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipates,” “intends,” “plans,” “projects,” “believes” and similar words are intended to identify such forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership, which may cause our actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas and oil, our ability to replace reserves and efficiently develop and produce our current reserves and other important factors that could cause actual results to differ materially from those projected. These factors are described in more detail in our reports filed with the Securities and Exchange Commission which are available at www.sec.gov or on our website, or by calling us at (713) 651-1144.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

IPO Offering Summary – Post IPO Ownership

Ticker/Exchange:	EVEP/NASDAQ
Securities Sold:	4,335,000 common units (including overallotment exercise)
IPO Price:	$20.00 per unit (mid point of range)
Minimum Quarterly Distribution ("MQD")*:	$0.40 ($1.60 annualized)
MQD Yield:	8.00%

	Units	%
Common Units		
Public	4,335,000	56%
Sponsors	160,000	2%
Total Common Units	4,495,000	58%
Subordinated Units	3,100,000	40%
Implied G.P. Units	155,000	2%
MLP Total	7,750,000	100%



Subordinated Units 40%
Public Common Units 56%
General Partner Interest 2%
Sponsor Common Units 2%

* Management recently announced that it anticipates that it will recommend to the Board of Directors a $0.06 increase in the quarterly distribution rate to $0.46 per unit, or a 15% increase, beginning with the distribution for the first fiscal quarter of 2007 (payable during the second quarter of 2007).

EnerVest – Significant Operations

EnerVest Assets Under Management (a)
Total Proved Reserves: 900 Bcfe



- EnerVest historical areas of operation
- EnerVest current areas of operation

- **Operates more than 10,000 wells in 10 states**
- **Active acquirer in the U.S. market**
  - Acquired over $1.2 billion and divested $300 million of oil and natural gas properties since January 2005
  - Acquired over $250 million in 2006
- **Approximately 360 employees**
  - More than 50 technical professionals
    - 20 engineers
    - 10 geologists
    - 27 land professionals

(a) At 12/31/06.

Map Source: Scotia Waterous.

Relationship with EnerVest and EnCap

- Two of the largest and most successful and experienced E&P private investment firms in the industry
- Relationship enhances access to industry deal flow and EnerVest technical, financial and operating team
- EVEP's focus on mature, cash generating assets complements EnerVest's institutional partnerships which focus on assets with more exploitation potential
- Potential for future acquisitions of EnerVest and EnCap portfolio assets as they mature
- Experienced, independent board members will review transactions

Business Strategy – Remains the Same

Provide Stability and Growth in Cash Distributions Per Unit Over Time

- Increase reserves and production over long term through accretive acquisitions
- Maintain conservative debt levels to reduce risk and facilitate acquisitions
- Reduce exposure to commodity price risk through hedging
- Keep inventory of proved undeveloped drilling locations sufficient to maintain production
- Retain operational control
- Focus on controlling costs

Activity Since IPO

September 26, 2006	EV Energy Partners prices IPO
November 13, 2006	EVEP announces two acquisitions for $28.5 million – Negotiated transactions with Five States Energy
December 15, 2006	Five States acquisitions closed
January 9, 2007	EVEP announces $71.6 million Michigan acquisition – Drop down acquisition from EnerVest Fund IX – Management anticipates recommending increase in distribution for 1Q 2007 to $0.46/unit
January 26, 2007	Declaration of $0.40/unit distribution for 4Q 2006 – Payable February 14th to holders of record at February 5th close
January 31, 2007	Michigan acquisition closed.

Dramatic Growth In 4 Months Since IPO


PROVED RESERVES - BCFE *
118.2 bcfe
51.2 bcfe
120
100
80
60
40
20
0
12/31/05
12/31/06


PRODUCTION - MCFE/D *
17,500 mcfe/d
7,700 mcfe/d
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
IPO
CURRENT

Over 125% increase in four months

* 12/31/06 proved reserves and Current net daily production are pro forma for Michigan acquisition.

Attractive Acquisition Metrics & Increased Diversification

- ***Attractive Acquisition Metrics***

Acquisition	Purchase Price ($mm)	12/31/06 Reserves (Bcfe)	Production Rate (Mcfepd)	$/mcfe	$/mcfepd
Five States	28.0	14.76	3,100	1.90	9,032
Michigan	71.6	56.28	6,850	1.27	10,453
Total/Average	**99.6**	**71.04**	**9,950**	**1.40**	**10,010**

- ***Further Diversification***

  Newly acquired assets in basins where EnerVest has expertise
  Expands asset base outside of original areas
  Increased portfolio diversification
  High probability of unquantified potential in Five States acquisitions

EV Energy Partners, L.P.

Asset Overview

EVEP Areas of Operations


EVEP Assets
Current Operations
Historical Operations

EVEP Pro Forma *

Proved Reserves: 118.2 Bcfe

Net Production: ~17,500 mcfe/d

Natural Gas: 90%

PDP: 91%

PDP Decline Rate (2007-2008): 8.4%

* Pro forma for Michigan acquisition.

EVEP Pro Forma Proved Reserves at 12/31/06 *

		MMBbls	Bcf	Bcfe
Ohio/WV	TOTAL	1.04	26.2	32.4
Monroe	TOTAL	-	14.8	14.8
Five States	TOTAL	0.98	8.9	14.8
Michigan *	TOTAL	-	56.3	56.3
TOTAL EVEP	**PDP**	**1.89**	**95.9**	**107.3**
	PNP	**0.03**	**0.6**	**0.7**
	PUD	**0.10**	**9.6**	**10.2**
	TOTAL	**2.02**	**106.1**	**118.2**

* Pro forma for Michigan acquisition.

Appalachia/Michigan: EnerVest Overview

- **Attractive operating characteristics**
  - Long-lived reserves
  - High drilling success rates
  - Shallow wells with predictable decline rates
  - Low maintenance capital requirements
- **Premium natural gas pricing in Appalachia**
  - Located near major consuming markets
  - High BTU content
- **Significant consolidation opportunities**
  - > 200,000 producing wells, >3,100 operators
- **EnerVest is a top-10 producer**
  - Active since 1996

EnerVest Assets Under Management (a)

Proved Reserves: 400 Bcfe

Gross Acres: >1.3 million


MICHIGAN
NEW YORK
PENNSYLVANIA
KENTUCKY
WEST VIRGINIA
VIRGINIA

EnerVest areas of operation

(a) As of 12/31/06.

Appalachia: EVEP Overview

- Proved Reserves (12/31/06):
  - 32.4 Bcfe
  - 81% Gas
  - 87% PDP
- Average working interest >90%
- Premium Pricing
  - Average premium to NYMEX of over $1.00
- Drilling targets: 1,000 to 6,000 feet
- Est. Current Net Rate: 5,300 Mcfed
- Reserves to Production Ratio: 17 years

Ohio Area



West Virginia Area



Michigan: EVEP Overview

- Proved Reserves (12/31/06):
  - 56.3 Bcfe
  - 100% Gas
  - 89% PDP
- 91% average working interest
- 100% operated
- Otsego & Montmorency Counties, Michigan: 341 producing wells
- Reservoir: Antrim Shale
- Est. Current Net Rate: 6,850 Mcfed
- Reserves to Production Ratio: >20 years



Antrim Play Area
Emmet County
Presque Isle County
Otsego County
Alpena County
Crawford County
Alcona County
Benzie County
Wexford County
Missaukee County
Roscommon County
Ogemaw County
Iosco County

Note: Michigan acquisition closed 1/31/07.

Northern Louisiana - Monroe: EnerVest Overview

EnerVest Assets Under Management (a)

Proved Reserves: 77 Bcfe

Gross Acres: > 160,000

Monroe Gas Field

- **Discovered in 1916**
- **Has produced > seven Tcf**
- **Covers 460 square miles in three parishes**
- **EnerVest has operated since 1998 and is the dominant producer in the field**
  - Controls over 50% of total field production
  - 1,500 mile gas gathering system



(a) As of 12/31/06.

Northern Louisiana- Monroe: EVEP Overview

- Proved Reserves (12/31/06):
  - 14.8 Bcfe
  - 100% Gas
  - 99% PDP
- 100% working interest
- Gas gathering for EVEP plus third-party wells
- Additional unbooked potential from shallow zones
  - Drilling targets: 450-2,500 feet
- Est. Current Net Rate: 2,260 Mcfed
- Reserves to Production Ratio: 18 years



Ouachita river
EVEP - Primos
EVEP - Jacobs
EnerVest Monroe, LP
Approximate field limits
Six miles

Mid-Continent: EVEP Overview

- Proved Reserves (12/31/06):
  - 10.5 Bcfe
  - 66% gas
  - 98% PDP
- ~9.0% average working interest
- 100% outside operated:
  Key operators include Aethon, Newfield, Prospective, Dominion,Henry, Cimarex, Noble, Kaiser Francis
- Est. Current Net Rate: 1,900 Mcfed
- Reserves to Production Ratio: 15 years


KS
OK
MID-CONTINENT
AREA MAP
Mid-Continent
Other Properties for Sale

East Texas/North Louisiana: EVEP Overview

- Proved Reserves (12/31/06):
  - 4.2 Bcfe
  - 46% gas
  - 97% PDP
- ~9.0% Average working interest
- 100% outside operated;
  Key operators include Anadarko, Range, Hunt, Sulphur River
- Est. Current Net Rate: 1,200 Mcfed
- Reserves to Production Ratio: 9.7 years



LA
EAST TEXAS
NORTH LOUISIANA
AREA MAP
East Texas / North Louisiana
Other Properties for Sale
LEGEND
State or State Equivalent Boundary
County or County Equivalent Boundary

EV Energy Partners, L.P.

Financial Overview

2007 Guidance (a)

	FY 2007E		
Net Production (b):			
Natural Gas (MMcf)	5,200	-	5,550
Oil (MBbls)	122	-	132
Total (MMcfe)	5,932	-	6,342
Average daily production (Mcfe/d)	16,252	-	17,375
Transportation margin, net (c): ($ thous)	350	-	400
Average Price Differential vs NYMEX:			
Natural Gas ($ / Mcf)	(0.10)		0.10
Oil ($ / Bbl)	(2.50)	-	(3.50)
Expenses ($ thousands)			
Operating expenses:			
LOE and other	9,000	-	9,600
Production taxes	1,500	-	1,700
Total operating expenses	10,500	-	11,300
General and administrative expense (d)	5,000	-	5,400
Interest expense (e)	6,300	-	6,600
Capital expenditures (f)	6,500	-	7,000
Estimated maintenance capital (g)	10,000	-	11,000

Notes to Guidance Table:

(a) Includes Michigan acquisition from date of closing (January 31, 2007).

(b) Includes production for Michigan acquisition beginning January 31, 2007.

(c) Represents estimated transportation and marketing-related revenues less purchased gas cost.

(d) Excludes unit-based compensation, which represents a non-cash charge based on equity-related compensation, the amount of which cannot be be estimated at this time.

(e) Interest expense excludes amortization of deferred financing costs. Amounts reflect borrowings to fund 100% of the purchase price of the Michigan acquisition on January, 31, 2007, which increased total borrowings under the credit facility to $99.5 million

(f) Represents estimates for drilling and related capital expenditures. Does not include any amounts for acquisitions of oil and gas properties.

(g) Represents an estimate of the amount of capital that would be required to maintain production levels of our oil and gas properties over the long term, and the operating capacity of our other assets over the long term.

Commodity Price Hedging

	Swap Volume (MMmbtu / MBbls)	Swap Price	Collar Volume (MMmbtu / MBbls)	Collar Floor	Collar Ceiling
Natural Gas					
2007					
NYMEX	1,064	$ 9.107			
Dominion Appalachia	1,132	$ 10.265			
MichCon Citygate	668	$ 10.255	1,002	$ 8.000	$ 9.270
2008					
NYMEX	732	$ 9.400	366	$ 7.500	$ 9.850
Dominion Appalachia	988	$ 9.750			
MichCon Citygate	732	$ 8.100	732	$ 8.000	$ 9.550
2009					
NYMEX	365	$ 7.700	365	$ 7.500	$ 8.800
Crude Oil (NYMEX)					
2007	91.3	$ 71.350			
2008			45.6	$ 62.000	$ 73.950
2009			45.6	$ 62.000	$ 73.900

Attractive Distribution Yield (a)

EVEP has an attractive distribution yield, as well as a significant estimated cushion over distributions.



8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
Distribution Yield (a)
EVEP
CEP
ATN
LINE
BBEP
LGCY

(a) Source: Company filings and announcements. Distribution Yield calculated based on 1) closing unit prices at 02/02/07 and 2) recent announcements regarding expected distribution rates for EVEP ($1.84 annualized beginning 1Q 2007) and Linn Energy ($2.28 annualized beginning 2Q 2007), initial quarterly distribution rates from recent propectus' for ATN, CEP and LGCY; and recent analyst estimate ($1.70 annualized) for BBEP pro forma for acquisition announced on 1/22/07.

Significant Cushion Over Distributions



$
Estimated Maintenance Capital
Excess "Cushion"
MQD $1.60
Estimated Maintenance Capital
Excess "Cushion"
Distribution @ $1.84
At IPO
Pro Forma *

Note: At IPO based on forecasted operating surplus in propectus dated 9/26/06. Pro Forma is based on midpoint of 2007 Guidance estimates, assumed 2007 NYMEX prices of $7.50 for natural gas and $60.00 for crude oil, and financing of the Michigan acquisition 100% with bank debt.

Annual Asset Supply

Large, public company divestitures should result in 2007's deal volume surpassing the record volume achieved in 2006.


Onshore
GOM
$40
$35
$30
$25
$20
$15
$10
$5
$0
($ Billion)
$11
$8
$16
$14
$24
$20
$27
$20
$30 - $40
APC
DOM
SGY
PPP
CVX
COP
XOM
BBG
DTE
2003
2004
2005
2006
2007 Pro Forma
# of Deals
57 Deals
90 Deals
103 Deals
107 Deals
90 Deals

Note: Deal count includes transactions > $25 MM. All values are rounded.

Source: Richardson & Barr

Quarterly Production Valuations

In light of lower commodity prices, current transaction valuations are now ~20% less than 2006 transactions.


$/MCFEPD
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$16,681
$15,168
$13,986
$12,341
Q1 2006
Q2 2006
Q3 2006
Q4 2006

Note: Includes onshore transactions that are $25 MM+

Source: Richardson & Barr

Summary Highlights

- **Properties have long reserve life with low annual decline rates**
  - R/P index of 18.5 years
- **Substantial inventory of low-risk, proved undeveloped drilling locations**
- **Experienced management team**
  - Executive officers average 25 years industry experience
  - 14-year track record of acquiring and managing oil and gas properties across the U.S.
- **Strong financial position**
  - $99.5 million outstanding under credit facility after funding of the Five States and Michigan acquisitions
- **Relationship with EnerVest and EnCap**
  - Provides operational, technical, senior management and other expertise to assist in acquisition and development opportunities
  - Potential for future acquisitions from EnerVest and EnCap
- **Attractive yield with strong cash distribution coverage**
  - 7.6% based on expected quarterly distribution increase to $0.46 per unit and 2/2/07 closing unit price.
  - Significant excess cushion over distributions